Exhibit 10.11

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into this 22nd day of November, but effective November 1, 2005, by and among Joe Kowal (the “Seller”), Public Liquidation Systems, Inc. (“PLS”) and Asset Liquidation Group, Inc. (“ALG”), both Nevada corporations collectively doing business as Nationwide Auction Systems (the “Buyer”), and Entrade, Inc., a Pennsylvania corporation (“Entrade”).

RECITALS:

A. Seller has participated in the operation of a business within the Buyer’s company at any location which the parties have traditionally referred to as the “Principal Business,” the “Retail Business” and the “Consigned Auction Business.” This business means the purchase and sale of the principle vehicle inventory at the Buyer’s auction, to individual customers on a retail basis or to wholesale customers (other dealers), and financing, warranty and aftermarket sales related to these retail units, principal units and consigned auction units (collectively, the “Business”).

B. To the extent owned by Seller, Seller desires to sell and Buyer desires to purchase all of the assets relating to the Business, and Seller further desires to assign to Buyer, and Buyer desires to accept assignment of, all of Seller’s right, title and interest in and to the Business as more fully set forth herein.

NOW, THEREFORE, the parties agree as follows:

ARTICLE 1 PURCHASE AND SALE OF ASSETS.

1.1 Purchased Assets. Seller hereby sells, assigns, transfers, conveys and delivers to Buyer, and Buyer hereby purchases from Seller, for the purchase price set forth in Article 3 hereof, all of Seller’s right, title and interest in and to all of Seller’s assets related to the Business, wheresoever located (collectively, the “Purchased Assets”), including, without limitation, the following:

1.1.1 Inventory. All of Seller’s inventory, including, without limitation, automobiles, materials, supplies and spare parts (collectively, the “Inventory”), relating to the Business.

1.1.2 Intellectual Property. All of Seller’s intellectual property rights including, without limitation, all know-how, designs, patents, patent applications, unpatented inventions, copyrights, copyright applications, tradenames, marks and logos (whether or not registered), trade secrets, computer software, domain names, web sites, customer lists, mailing lists, proprietary rights in any of the foregoing, and any other intangible property, and all licenses and contracts related to the foregoing (collectively the “Intellectual Property”) relating to the Business.

1.1.3 Records. All of Seller’s books and records, customer files, customer lists and records, mailing lists, vendor files, vendor lists and records, cost files and records, credit information, business records and plans, reports, sales and promotional literature and materials, advertising and advertising copy, catalogs and related copy, and other similar materials, computer and other records, and all computer software, and all similar data, documents and items, wherever located, relating to the Business.

1.1.4 Licenses. All of Seller’s licenses permits, authorizations, franchises, registrations and other approvals from any public or self-regulatory authority, or from any private party (collectively the “Licenses”), but only to the extent that the same are transferable, relating to the Business.

1.1.5 Contracts. All of Seller’s contracts, agreements, arrangements or instruments, oral or written, to which Seller is a party relating to the Business (collectively, the “Contracts”). Contracts also include all of Seller’s customer purchase orders and cash deposits relating to customer purchase orders, if any, relating to the Business.

1.1.6 Goodwill. All of Seller’s goodwill associated with any of the above property and/or otherwise relating to the Business.

1.2 Excluded Assets. Notwithstanding anything to the contrary contained elsewhere in this Agreement, the Purchased Assets shall not include any of the Seller’s cash.

1.2.1 Amount of Retained Cash. Seller and Buyer acknowledge that $80,000 of Seller’s cash (subject to adjustment so as to be calculated in a manner consistent with the past practice of the Business) will remain in the Business following execution of this Agreement, and that such amount remains due Seller from the Business (the “Retained Cash”). The Retained Cash will be held by Buyer and distributed to Seller as the business of the Buyer allows, but in no event shall the entire amount of the Retained Cash be distributed to Seller later than October 31, 2006.

ARTICLE 2 LIABILITIES.

2.1 Assumed Liabilities and Obligations. Buyer hereby assumes and becomes responsible for all of the liabilities and obligations of Seller relating to the Business (“Assumed Liabilities”), including, without limitation, the following:

2.1.1 Certain Contract Obligations. The Contracts listed in Schedule 2.1.1, which, to the best of Seller’s knowledge, without investigation, constitute all known contractual and other obligations relating to the Business.

2.1.2 Transfer Taxes. The responsibility of Seller to pay all transfer, documentary, sales, use, registration, value-added and other similar taxes and related fees, including any penalties, interest and additions to taxes (other than personal income taxes), incurred by Seller in connection with this Agreement and the transactions contemplated hereby.

2.2 No Assumption of Other Liabilities. Notwithstanding Section 2.1, above, Buyer does not assume any debts, liabilities or obligations, contingent or otherwise, of Seller of any nature whatsoever related to any tortious conduct on the part of Seller relative to the Business which occurred prior to the effective date of this Agreement (the “Excluded Liabilities”).

ARTICLE 3 PURCHASE PRICE.

3.1 The Purchase Price. The Purchase Price (“Purchase Price”) for the Purchased Assets shall be comprised of the following:

3.1.1 Convertible Entrade Notes. The three (3) Entrade convertible promissory notes in the form of the notes attached hereto as EXHIBIT A, EXHIBIT B and EXHIBIT C (the “Convertible Entrade Notes”); and

3.2.2 Earn-Out. From November 1, 2005 through October 31, 2006, Seller will be entitled to an amount equal to 15% (but in no event exceeding $35,000 per month) of the Excess Monthly Net Income of the Business (the “Participation Amount”). The Buyer shall calculate the Participation Amount on a monthly basis and shall pay Seller the same within 20 calendar days after the end of such month. For purposes of this Agreement, “Excess Monthly Net Income of the Business” shall mean the monthly net income of the Company attributable to the Business (whether operated in a division of the Company or in a separate subsidiary, which in any case is hereinafter referred to as the “Retail Division”) in excess of $100,000, calculated in a manner consistent with the past practice of such division. Notwithstanding anything to the contrary in the foregoing, in no event shall the total amount earned or paid under this paragraph exceed $35,000 per month. Seller’s right to receive the Participation Amount shall cease as of October 31, 2006 without any further action of the parties. The Excess Monthly Net Income of the Business for July and August 2005 is shown on EXHIBIT I hereto. Excess Monthly Net Income of the Business for each calendar month thereafter shall be determined in the same manner used by the parties to determine Excess Monthly Net Income of the Business for July and August 2005. Seller’s authorized professional representative, but not Seller, shall have the right, upon reasonable notice and at a date and time mutually agreed upon by the parties, but in any event within 30 days of such notice, to enter the premises of Buyer twice during the period starting on November 1, 2005 and ending on December 31, 2006 for the purpose of auditing Buyers books of account, documents, records, papers and files, with respect the Business only, (the “Documents”) relating to the calculation of the Participation Amount. Any such examination shall be designed and conducted with the least possible disruption to Buyer as reasonably possible. The cost of any such examination shall be borne by Seller, unless the Participation Amount for any quarter has been understated by five percent (5%) or more, in which case the cost of such examination shall be borne by Buyer.

3.2 Allocation of Purchase Price. The Purchase Price shall be allocated among the Purchased Assets as set forth in EXHIBIT H attached hereto. Each of the parties agrees to report this transaction for federal and (if any) state income tax purposes in accordance with this allocation of the Purchase Price and that in no tax audit, tax examination, tax review or tax litigation will the parties claim or assert that the allocation of the Purchase Price is or should be inconsistent with that provided in this Section 3.2.

ARTICLE 4 CLOSING.

4.1 The Closing. The closing of the transactions contemplated hereby (the “Closing”) shall take place concurrently with the execution of this Agreement (the “Closing Date”), but shall be deemed to have been effective as of 12:01 a.m. pacific time, on November 1, 2005.

4.2 Seller’s Deliveries. At the Closing, Seller shall execute and deliver to Buyer all of the following documents and instruments, all in form and substance reasonably satisfactory to Buyer:

4.2.1 Instruments of Transfer. A Blanket Conveyance, Bill of Sale, Assignment and Assumption Agreement attached hereto as EXHIBIT D and all such other instruments of sale, assignment and transfer as are appropriate to sell, assign and transfer to Buyer good and marketable title to the Purchased Assets.

4.2.2 Non-Compete Agreement. The Non-Compete Agreement for Seller attached hereto as EXHIBIT E.

4.2.3 Assignment of Invention Rights. The Assignment of Invention Rights attached hereto as EXHIBIT F.

4.2.4 Employment Letter. The Employment Letter attached hereto as EXHIBIT G.

4.3 Buyer’s and Entrade’s Deliveries. At the Closing, Buyer and Entrade, as applicable, shall execute and deliver to Seller all of the following documents and instruments, all in form and substance reasonably satisfactory to Seller:

4.3.1 Convertible Entrade Notes. The Convertible Entrade Notes.

4.3.2 Instruments of Transfer. A Blanket Conveyance, Bill of Sale, Assignment and Assumption Agreement attached hereto as EXHIBIT D and all such other instruments of assumption as are appropriate to assume from Seller the Assumed Liabilities.

4.3.3 Non-Compete Agreement. The Non-Compete Agreement for Seller attached hereto as EXHIBIT E.

4.3.4 Assignment of Invention Rights. The Assignment of Invention Rights attached hereto as EXHIBIT F.

4.3.5 Employment Letter. The Employment Letter attached hereto as EXHIBIT G.

4.3.6 Legal Opinion. A legal opinion from Entrade’s legal counsel to the extent that Seller’s holding period with respect to the Conversion Shares (as defined in the Convertible Entrade Note) for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended, shall commence as of the Closing Date.

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF SELLER.

Seller hereby represents, warrants and covenants to Buyer as follows:

5.1 Authority. Seller has the legal power and capacity to enter into this Agreement and all agreements contemplated hereby and to carry out his obligations hereunder and thereunder.

5.2 No Violation. The execution, delivery and performance by Seller of this Agreement and the transactions contemplated hereby do not and will not conflict with, cause the termination or modification of or result in any violation of or constitute a breach or default under any term of any agreement, permit or other instrument to which Seller is bound, or any order, judgment or decree of any court or other governmental or regulatory authority to which Seller is subject, or, to Seller’s knowledge, any law, statute or regulation of any governmental or regulatory body that is applicable to Seller.

5.3 Compliance with Laws. Seller has received no notice of and has no knowledge or reason to know of, any violation or alleged violation by Seller of any law, regulation, order or other legal requirement, including, without limitation, those relating to the environment, relating to the Business.

5.4 Title; Condition of Purchased Assets. SELLER IS NOT MAKING ANY WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TITLE TO, AND THE CONDITION, SUITABILITY, FITNESS OR MERCHANTABILITY OF, ANY OF THE PURCHASED ASSETS, AND BUYER ACCEPTS THE SAME ON AN “AS-IS” BASIS.

5.5 No Other Warranties or Representations. Except for the warranties and representations of Seller expressly set forth in this Article 5, Seller does not make any warranties or representations whatsoever, whether express or implied, and Buyer and Entrade are each relying on its own inspection and evaluation of Seller and the Business.

ARTICLE 6 REPRESENTATIONS AND WARRANTIES

OF BUYER AND ENTRADE.

Each of Buyer and Entrade hereby represents, warrants and agrees as follows:

6.1 Organization. Each of PLS and ALG is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Nevada. Entrade is a corporation duly incorporated and in good standing under the laws of the State of Pennsylvania. Each of PLS and ALG is qualified to do business as a foreign corporation in the State of California. Entrade is not required to be qualified as a foreign corporation in the State of California.

6.2 Authority. Each of Buyer and Entrade has the corporate power and authority to enter into this Agreement and all agreements contemplated hereby and to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Buyer and Entrade of this Agreement and all agreements contemplated hereby to which each is a party have been duly authorized by all necessary corporate action on the part of Buyer and Entrade to make this Agreement and all of such other agreements contemplated hereby to which it is a party valid and binding upon Buyer and Entrade in accordance with their respective terms.

6.3. Due Execution and Delivery; Binding Agreement. This Agreement and all agreements contemplated hereby have been duly executed and delivered by Buyer and Entrade, to the extent Buyer and Entrade is a party hereto or thereto. This Agreement and all agreements contemplated hereby constitute the valid and binding obligations of Buyer and Entrade, enforceable against Buyer and Entrade in accordance with their respective terms.

6.4 No Violation. The execution, delivery and performance by Buyer and Entrade of this Agreement does not and will not violate any provision of the organizational documents or bylaws of Buyer and Entrade, of any agreement or instrument to which Buyer or Entrade is bound, or of any order, judgment or decree of any court or other governmental or regulatory authority, or any statute, law or regulation to which Buyer or Entrade is subject.

6.5 Consents. The execution, delivery and performance by Buyer and Entrade of this Agreement, and the consummation of the transactions contemplated hereby and thereby does not require the consent, waiver, authorization or approval of, notice to or a filing with any governmental or regulatory authority or any other person or entity.

ARTICLE 7 [INTENTIONALLY DELETED]

ARTICLE 8 INDEMNIFICATION.

8.1 Seller’s Indemnification. Seller shall indemnify and hold harmless Buyer, and its officers, directors, shareholders, agents, successors and assigns, from and against any and all demands, claims, losses, costs, fines, liabilities, damages (direct or indirect) (including, without limitation, any damages or injury to persons, property or the environment) and expenses (including, without limitation, reasonable legal and accounting fees and other expenses incurred in the investigation and defense of claims and actions) (hereinafter collectively called “Liability”) in connection with:

(a) Any incorrect representation or warranty made by Seller herein or in any closing document.

(b) The failure of Seller to comply with, or the breach by Seller of, any of the covenants or agreements contained in this Agreement or any other agreement or instrument in connection herewith.

(c) any Liabilities arising out of the operation of the Business by Seller prior to the Closing Date other than any of the Assumed Liabilities.

(d) Any action, suit or proceeding relating to any of the foregoing.

8.2 Buyer’s Indemnification. Buyer and Entrade, jointly and severally, shall indemnify and hold harmless Seller and his agents, successors and assigns, from and against any and all Liabilities in connection with:

(a) Any incorrect representation or warranty made by Buyer or Entrade herein or in any closing document.

(b) The failure of Buyer or Entrade to comply with, or the breach by Buyer or Entrade of, any of the covenants or agreements contained in this Agreement or any other agreement or instrument executed in connection herewith.

(c) Any of the Assumed Liabilities.

(d) Any action, suit or proceeding relating to any of the foregoing.

8.3 Survival of Representations. All of the representations, warranties, covenants and agreements contained in this Agreement and any certificate delivered pursuant to this Agreement shall survive the Closing until the third anniversary of the date of the Closing.

ARTICLE 9 MISCELLANEOUS PROVISIONS.

9.1 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, heirs, representatives and assigns; provided, however, that no party shall assign or delegate this Agreement or any of the rights or obligations created hereunder without the prior written consent of the other party, except that Buyer may assign this Agreement to an affiliated entity.

9.2 Remedies. All rights and remedies provided herein shall be in addition to and not in substitution of all other rights and remedies available to a party at law or in equity.

9.3 Confidentiality. From and after the Closing, Seller shall not disclose to third parties or use for his own accounts, any trade secrets, business secrets or other information relating to the Purchased Assets, except as permitted by the Employment Letter attached hereto as EXHIBIT G.

9.4 Notices. All notices or other communications required or permitted to be given hereunder shall be hand delivered, sent by overnight courier service, or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed as set forth below (or such other address given pursuant to this Section); receipt shall be deemed to occur on the day after sending by overnight courier and four days after sending by mail as aforesaid.

If to Buyer, to:	If to Seller, to:
Nationwide Auction Systems	Joe Kowal
13005 E. Temple Avenue	24 Valerio
City of Industry, CA	Newport Beach, CA 92660

with a copy to:	with a copy to:
Entrade, Inc.	Manatt, Phelps & Phillips, LLP
500 Central Avenue	695 Town Center Drive
Northfield, IL 60093	Fourteenth Floor
Attn: Ron Rosenfeld	Costa Mesa, CA 92626
Attn: Bart Greenberg

9.5 Entire Agreement. This Agreement , and the exhibits hereto (incorporated herein), represent the entire agreement and understanding of the parties with reference to the transactions contemplated. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by Buyer, Entrade and Seller.

9.6 Severability. This Agreement shall be severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of this Agreement or of any other provision hereof.

9.7 Section Headings. Section headings in this Agreement are solely for convenience of reference and shall not affect the interpretation of this Agreement or of any provision hereof.

9.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

9.9 Governing Law and Venue. The parties agree that any claim or suit between or among them involving this Agreement or any of the agreements or transactions contemplated hereby shall be submitted to binding arbitration with the American Arbitration Association located in Los Angeles, California. The final decision of the arbitrator shall be enforceable by the courts of Los Angeles, California. This Agreement shall be construed in accordance with the laws of California, without regard to its choice of laws rules. Subject to Article 8, nothing contained in this Section 9.9 shall be construed to prevent a party from asking a court of competent jurisdiction to enter equitable relief where such remedy is otherwise available. A party shall have the right to seek such relief in connection with or apart from the parties’ rights under this clause to arbitrate all disputes.

9.10 Costs and Expenses. Each party shall be responsible for and bear all of its costs and expenses incurred at any time in connection with pursuing or consummating the transactions contemplated hereby.

9.11 Brokers/Advisors. Each party represents that all negotiations with respect to this Agreement and the transactions contemplated hereby have been carried out by it without the intervention of any person on behalf of it in such manner as to give rise to any valid claim by any person against the other party for a finder’s fee, brokerage commission or similar payment.

[signature page to follow]

IN WITNESS WHEREOF, Seller, Buyer and Entrade have caused this Agreement to be signed as of the date first written above.

SELLER:	BUYER:

PUBLIC LIQUIDATION SYSTEMS, INC.,
Joe Kowal	a Nevada corporation doing business as Nationwide Auction Systems

By:
Corey P. Schlossmann
	Its:	President

ASSET LIQUIDATION GROUP, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Corey P. Schlossmann
	Its:	President

ENTRADE, INC:

By:
Peter R. Harvey
	Its:	President

EXHIBIT A	Convertible Entrade Promissory Note No. 1 for $1,633,987

EXHIBIT B	Convertible Entrade Promissory Note No. 2 for $408,497
(and attached Exhibit B-1 – Escrow Agreement)

EXHIBIT C	Convertible Entrade Promissory Note No. 3 for $408,497
(and attached Exhibit C-1 – Escrow Agreement)

EXHIBIT D	Blanket Conveyance, Bill of Sale, Assignment and
Assumption

EXHIBIT E	Seller Non-Compete Agreement

EXHIBIT F	Assignment of Invention Rights

EXHIBIT G	Employment Letter

EXHIBIT H	Allocation of Purchase Price

EXHIBIT I	Excess Monthly Net Income of the Business for July and August 2005

EXHIBIT A

ENTRADE CONVERTIBLE PROMISSORY NOTE NO. 1

$1,633,987.00

November 22, 2005

The undersigned (“Maker”), ENTRADE INC., a Pennsylvania corporation, for value received, and intending to be legally bound hereby, promises to pay to the order of Joe Kowal, (“Payee”), at 24 Valerio, Newport Beach, CA 92660, or at such other place or places as Payee may designate in writing, the principal sum of ONE MILLION SIX HUNDRED THIRTY-THREE THOUSAND NINE HUNDRED EIGHTY-SEVEN AND 00/100 DOLLARS ($1,633,987.00), with interest accruing on such principal sum from and after November 1, 2005 at the rate of 4.04% per annum, with all principal and accrued and unpaid interest owed hereunder payable in full on October 31, 2006 (the “Maturity Date”).

Prepayment. This Note may be not prepaid by Maker; provided that Maker’s election of a Conversion (as defined below) shall not be deemed a prepayment in violation of this paragraph.

Events of Default. It is expressly agreed by Maker that time is of the essence hereof, and it shall be an “Event of Default” hereunder if:

(i) Maker shall fail to pay any amount of principal or interest due hereunder and such failure shall continue for seven (7) days after Payee notifies Maker thereof in writing;

(ii) Maker shall fail to perform or observe any other material term, covenant or agreement on its part to be performed or observed pursuant to this Note, or any other agreement executed by Maker or Buyer in connection herewith, and the failure of Maker or Buyer to cure such default within 30 days of written notice of such default by Payee to Maker;

(iii) Maker is or becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due, or Maker applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for Maker or any of its property, or makes a general assignment for the benefit of creditors, or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for Maker or for a substantial part of Maker’s property and is not discharged within ninety (90) days, or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law is commenced in respect of Maker, and if such case or proceeding is not commenced in respect of Maker, it is consented to or acquiesced in by Maker or remains for ninety (90) days undismissed, or Maker takes any action to authorize, or in the furtherance of, any of the foregoing;

Exhibit A

(iv) Maker does not have, nor has it reserved, sufficient authorized capital stock under its charter to issue shares upon Conversion of this Note on or before October 31, 2006, or the last day of any calendar month thereafter through and including October 31, 2007;

(v) A “Sale of the Business” shall have occurred. For purposes of this Note, a “Sale of the Business” shall mean the sale of substantially all of the assets of the Business (as that term is defined in that certain Asset Purchase Agreement dated of even date herewith, by and among Maker, Payee and Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., both Nevada corporations doing business as Nationwide Auction Systems (the “Purchase Agreement”), or if the Business is then being conducted in a separate legal entity, the sale of more than 50% of the outstanding capital stock of such entity.

Upon the occurrence and during the continuation of an Event of Default hereunder, Payee shall be entitled, by written notice to Maker, to declare this Note to be, and upon such declaration the entire unpaid principal balance hereunder, together with all accrued interest thereon, shall become immediately due and payable. In addition, Payee shall be entitled to exercise all rights of Payee hereunder and under applicable law, including the right to collect from Maker all sums due under this Note.

In addition to the other sums payable hereunder, Maker agrees to pay to the holder, within fifteen (15) days of demand, all reasonable attorneys’ fees and costs that may be incurred by the holder of this Note in enforcing any of the terms hereof after an Event of Default.

Conversion Into Common Stock. At any time while this Note is outstanding, and subject to the terms and conditions set forth below, either party may elect to convert (a “Conversion”) the entire principal balance of this Note, and all accrued and unpaid interest thereon, into shares of Maker’s common stock (the “Conversion Shares”).

If the Conversion occurs on or after the Maturity Date, the price at which at this Note will be converted into the Conversion Shares is $1.70 per share (the “Conversion Price”). If the Conversion occurs prior to the Maturity Date, then regardless of the Conversion Price then in effect, this Note, together with all then accrued but unpaid interest shall be convertible into 1,000,000 Conversion Shares.

Payee acknowledges that as of the date of this Note the Maker does not have sufficient capital stock under its charter to issue the Conversion Shares upon Conversion of this Note. Neither Maker nor Payee may elect a Conversion unless at the time of such election the Maker has sufficient authorized capital stock to issue all of the Conversion Shares.

Notwithstanding anything to the contrary herein, the Maker agrees to take such corporate or other action as may be necessary to permit the issuance of the Conversion Shares on or before October 31, 2006. In the event that Maker is unable to issue the Conversion Shares on or before the October 31, 2006 (regardless of whether or not Payee has elected a Conversion), then the Conversion Price shall be reduced automatically by $0.17 per share (the “Conversion Price Reduction Amount”) for every month following October 31, 2006 that the Maker remains unable to issue the Conversion Shares, provided that, except as otherwise provided in the immediately following paragraph, in no event shall the Conversion Price be reduced below $0.85 per share.

Exhibit A

If Maker shall (i) pay a dividend or make a distribution in shares of capital stock (whether shares of common stock or capital stock of any other class), (ii) effect a stock split or subdivide its outstanding common stock, (iii) effect a reverse stock split or combine the outstanding common stock into a smaller number of shares, or (iv) effect any other reclassification or recapitalization, the number and types of shares of capital stock into which this Note is convertible, the Conversion Price and the Conversion Price Reduction Amount in effect immediately prior thereto shall be adjusted so that upon the subsequent Conversion of this Note Payee shall be entitled to receive the number and type of shares of capital stock of Maker which Payee would have owned or have been entitled to receive after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this paragraph shall become effective immediately after the record date for any event requiring such adjustment or shall become effective immediately after the effective date of such event if no record date is set. If Maker shall pay any cash dividends, dividends payable in property or, except as otherwise provided in the immediately foregoing sentence, other distributions of any kind made in respect of the Conversion Shares, the Conversion Price in effect immediately prior thereto shall be reduced by the fair market value of such dividends or distributions; provided that, at such time as the Conversion Price shall have been reduced to zero, at the option of Payee, this Note shall automatically be deemed to have been converted and the Conversion Shares subject thereto shall be deemed to have been issued to Payee in accordance with the terms of this Agreement, and the remaining portion of such dividends or distributions, if any, shall be distributed as soon as practicable to Payee.

As long as Payee’s conversion rights are in effect, upon such time, if ever, that Maker shall have sufficient authorized capital stock under its charter to issue the Conversion Shares, Maker shall promptly notify Payee of such event and shall immediately reserve and keep available out of its authorized but unissued common stock, for the purpose of effecting the Conversion, such number of its duly authorized shares of common stock as shall from time to time be sufficient to effect the Conversion. Maker covenants that all Conversion Shares which may be issued upon Conversion will upon issue be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. Maker’s filing of any report with the Securities and Exchange Commission, which sets forth that Maker has amended its charter documents to increase the number of shares it is authorized to issue, shall constitute sufficient notice to Payee of Maker’s notice obligations hereunder.

Payee acknowledges that unless and until a Conversion is elected, Payee shall have no voting or other rights in respect of the Conversion Shares, except as expressly set forth herein.

Notice and Irrevocability. Notice of a Conversion by either party (a “Conversion Notice”) shall be made by delivering a written instrument to the other party. The Conversion Notice shall state that the exercising party is exercising its right to cause a Conversion, and shall be effective as of the date set forth on such Conversion Notice. Delivery may be made by US Mail, overnight courier, facsimile, or any other manner reasonably designed to reach the intended recipient. Any Conversion Notice, once delivered, shall be irrevocable.

Exhibit A

The Conversion Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions from the registration requirements of Section 5 of the Securities Act set forth in Section 4(2) thereof. Payee represents, warrants and covenants as set forth below and such representations and warranties shall be true and correct as of the Conversion date:

(i) Payee is an “Accredited Investor” as that term is defined in Regulation D under the Securities Act; (ii) has adequate means of providing for current needs; (iii) has no need for liquidity in this investment; and (iv) is able to bear the substantial economic risks of an investment in the Conversion Shares for an indefinite period, including the loss of the entire investment.

(ii) Payee recognizes that an investment in the Conversion Shares involves substantial risks, and payee has taken full cognizance of and understands all of the risk factors related to such investment in the Conversion Shares.

(iii) Payee has not received any general solicitation or general advertising concerning Entrade or the Conversion Shares, nor is Payee aware that any such solicitation or advertising was received by anyone else.

(iv) Payee has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Conversion Shares and has the capacity to protect his own interests in connection with the transaction. Payee further represents that he must bear the economic risk of such investment indefinitely unless the Conversion Shares are registered pursuant to the Securities Act or an exemption from registration is available. Payee also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Payee to transfer all or any portion of the Conversion Shares under the circumstances, in the amounts or at the time Payee might propose.

(v) In addition to any legend imposed by applicable state securities laws or by any contract which continues in effect after the Conversion date, the certificates representing the Conversion Shares shall bear a restrictive legend (and stop transfer orders shall be placed against the transfer thereof with Entrade’s transfer agent), stating substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SHALL HAVE BEEN DELIVERED TO THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT, UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT).

Exhibit A

Miscellaneous. Except as otherwise provided in this Note, Maker hereby waives notice of non-payment, notice of dishonor, and protest of any dishonor, and agrees that its liabilities shall be unconditional without regard to the liability of any other party and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof. Further, Maker consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker and without affecting its liability hereunder.

The holder hereof shall not by any act of omission or commission be deemed to waive any of its right or remedies hereunder unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The waiver of any event shall not be construed as a waiver of any other right or remedy, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is deemed to be invalid or unenforceable under such law, such provision shall be ineffective only to the extent of such invalidity or unenforceability without affecting the validity or enforceability of any other provision of this Note.

Maker (and the undersigned representative of Maker, if any) represents that Maker has full power and authority and legal right to execute and deliver this Note and this Note shall be binding on Maker and its respective successors and assigns.

This Note shall be governed by and construed according to the internal laws of the State of Illinois without regard to principals of conflicts of law.

IN WITNESS WHEREOF, Maker has duly executed this Convertible Promissory Note as of the date first above written.

ENTRADE INC.

By:
President

Exhibit A

EXHIBIT B

ENTRADE CONVERTIBLE PROMISSORY NOTE NO. 2

THE TIMELY SATISFACTION OF THE RELEASE CONDITIONS SET FORTH IN THE ESCROW AGREEMENT ATTACHED TO THIS NOTE AS EXHIBIT B-1 ARE A CONDITION PRECEDENT TO ANY AND ALL OF THE OBLIGATIONS OF MAKER UNDER THIS NOTE. IN THE EVENT THAT THE RELEASE CONDITIONS SET FORTH IN THE ESCROW AGREEMENT ATTACHED TO THIS NOTE AS EXHIBIT B-1 ARE NOT TIMELY SATISFIED AS SET FORTH THEREIN, THEN THIS NOTE SHALL BE OF NO FORCE OR EFFECT AND THIS NOTE SHALL BE DEEMED NULL AND VOID WITHOUT FURTHER ACTION OF MAKER.

$408,497.00

November 22, 2005

The undersigned (“Maker”), ENTRADE INC., a Pennsylvania corporation, for value received, and intending to be legally bound hereby, promises to pay to the order of Joe Kowal, (“Payee”), at 24 Valerio, Newport Beach, CA 92660, or at such other place or places as Payee may designate in writing, the principal sum of FOUR HUNDRED EIGHT THOUSAND FOUR HUNDRED NINETY-SEVEN AND 00/100 DOLLARS ($408,497.00), with interest accruing on such principal sum from and after November 1, 2005 at the rate of 4.04% per annum, with all principal and accrued but unpaid interest owed hereunder payable in full on October 31, 2006 (the “Maturity Date”).

Prepayment. This Note may be not prepaid by Maker; provided that Maker’s election of a Conversion (as defined below) shall not be deemed a prepayment in violation of this paragraph.

Events of Default. It is expressly agreed by Maker that time is of the essence hereof, and it shall be an “Event of Default” hereunder if:

(i) Maker shall fail to pay any amount of principal or interest due hereunder and such failure shall continue for seven (7) days after Payee notifies Maker thereof in writing;

(ii) Maker shall fail to perform or observe any other material term, covenant or agreement on its part to be performed or observed pursuant to this Note, or any other agreement executed by Maker or Buyer in connection therewith, and the failure of Maker or Buyer to cure such default within 30 days of written notice of such default by Payee to Maker;

(iii) Maker is or becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due, or Maker applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for Maker or any of its property, or makes a general assignment for the benefit of creditors, or, in the absence of such application, consent or

Exhibit B

acquiescence, a trustee, receiver or other custodian is appointed for Maker or for a substantial part of Maker’s property and is not discharged within ninety (90) days, or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law is commenced in respect of Maker, and if such case or proceeding is not commenced in respect of Maker, it is consented to or acquiesced in by Maker or remains for ninety (90) days undismissed, or Maker takes any action to authorize, or in the furtherance of, any of the foregoing;

(iv) Maker does not have, nor has it reserved, sufficient authorized capital stock under its charter to issue shares upon Conversion of this Note on or before October 31, 2006, or the last day of any calendar month thereafter through and including October 31, 2007; or

(v) A “Sale of the Business” shall have occurred. For purposes of this Note, a “Sale of the Business” shall mean the sale of substantially all of the assets of the Business (as that term is defined in that certain Asset Purchase Agreement dated of even date herewith, by and among Maker, Payee and Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., both Nevada corporations doing business as Nationwide Auction Systems (the “Purchase Agreement”), or if the Business is then being conducted in a separate legal entity, the sale of more than 50% of the outstanding capital stock of such entity.

Upon the occurrence and during the continuation of an Event of Default hereunder, Payee shall be entitled, by written notice to Maker, to declare this Note to be, and upon such declaration the entire unpaid principal balance hereunder, together with all accrued interest thereon, shall become immediately due and payable. In addition, Payee shall be entitled to exercise all rights of Payee hereunder and under applicable law, including the right to collect from Maker all sums due under this Note.

In addition to the other sums payable hereunder, Maker agrees to pay to the holder, within fifteen (15) days of demand, all reasonable attorneys’ fees and costs that may be incurred by the holder of this Note in enforcing any of the terms hereof after an Event of Default.

Conversion Into Common Stock. At any time while this Note is outstanding, and subject to the terms and conditions set forth below, either party may elect to convert (a “Conversion”) the entire principal balance of this Note, and all accrued and unpaid interest thereon, into shares of Maker’s common stock (the “Conversion Shares”).

If the Conversion occurs on or after the Maturity Date, the price at which at this Note will be converted into the Conversion Shares is $1.70 per share (the “Conversion Price”). If the Conversion occurs prior to the Maturity Date, then regardless of the Conversion Price then in effect, this Note shall be convertible into 250,000 Conversion Shares.

Payee acknowledges that as of the date of this Note the Maker does not have sufficient capital stock under its charter to issue the Conversion Shares upon Conversion of this Note. Neither Maker nor Payee may elect a Conversion unless at the time of such election the Maker has sufficient authorized capital stock to issue all of the Conversion Shares.

Exhibit B

Notwithstanding anything to the contrary herein, the Maker agrees to take such corporate or other action as may be necessary to permit the issuance of the Conversion Shares on or before October 31, 2006. In the event that Maker is unable to issue the Conversion Shares on or before the October 31, 2006 (regardless of whether or not Payee has elected a Conversion), then the Conversion Price shall be reduced automatically by $0.17 per share (the “Conversion Price Reduction Amount”) for every month following October 31, 2006 that the Maker remains unable to issue the Conversion Shares, provided that, except as otherwise provided in the immediately following paragraph, in no event shall the Conversion Price be reduced below $0.85 per share.

If Maker shall (i) pay a dividend or make a distribution in shares of capital stock (whether shares of common stock or capital stock of any other class), (ii) effect a stock split or subdivide its outstanding common stock, (iii) effect a reverse stock split or combine the outstanding common stock into a smaller number of shares, or (iv) effect any other reclassification or recapitalization, the number and types of shares of capital stock into which this Note is convertible, the Conversion Price and the Conversion Price Reduction Amount in effect immediately prior thereto shall be adjusted so that upon the subsequent Conversion of this Note Payee shall be entitled to receive the number and type of shares of capital stock of Maker which Payee would have owned or have been entitled to receive after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this paragraph shall become effective immediately after the record date for any event requiring such adjustment or shall become effective immediately after the effective date of such event if no record date is set. If Maker shall pay any cash dividends, dividends payable in property or, except as otherwise provided in the immediately foregoing sentence, other distributions of any kind made in respect of the Conversion Shares, the Conversion Price in effect immediately prior thereto shall be reduced by the fair market value of such dividends or distributions; provided that, at such time as the Conversion Price shall have been reduced to zero, at the option of Payee, this Note shall automatically be deemed to have been converted and the Conversion Shares subject thereto shall be deemed to have been issued to Payee in accordance with the terms of this Agreement, and the remaining portion of such dividends or distributions, if any, shall be distributed as soon as practicable to Payee.

As long as Payee’s conversion rights are in effect, upon such time, if ever, that Maker shall have sufficient authorized capital stock under its charter to issue the Conversion Shares, Maker shall promptly notify Payee of such event and shall immediately reserve and keep available out of its authorized but unissued common stock, for the purpose of effecting the Conversion, such number of its duly authorized shares of common stock as shall from time to time be sufficient to effect the Conversion. Maker covenants that all Conversion Shares which may be issued upon Conversion will upon issue be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. Maker’s filing of any report with the Securities and Exchange Commission, which sets forth that Maker has amended its charter documents to increase the number of shares it is authorized to issue, shall constitute sufficient notice to Payee of Maker’s notice obligations hereunder.

Exhibit B

All Conversion Shares, when issued, shall be delivered to the escrow agent identified in the escrow agreement attached hereto as Exhibit B-1 (the “Escrow Agreement”). Payee and Maker will deliver the Escrow Agreement to the escrow agent as soon as practicable after the execution of this Note to obtain the escrow agent’s review and approval of the Escrow Agreement, and upon obtaining such approval, the escrow agent, Payee and Maker shall execute and deliver the Escrow Agreement. The Conversion Shares shall be held subject to the terms and conditions of the Escrow Agreement.

Payee acknowledges that unless and until a Conversion is elected, Payee shall have no voting or other rights in respect of the Conversion Shares, except as expressly set forth herein.

Notice and Irrevocability. Notice of a Conversion by either party (a “Conversion Notice”) shall be made by delivering a written instrument to the other party. The Conversion Notice shall state that the exercising party is exercising its right to cause a Conversion, and shall be effective as of the date set forth on such Conversion Notice. Delivery may be made by US Mail, overnight courier, facsimile, or any other manner reasonably designed to reach the intended recipient. Any Conversion Notice, once delivered, shall be irrevocable.

The Conversion Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions from the registration requirements of Section 5 of the Securities Act set forth in Section 4(2) thereof. Payee represents, warrants and covenants as set forth below and such representations and warranties shall be true and correct as of the Conversion date:

(i) Payee is an “Accredited Investor” as that term is defined in Regulation D under the Securities Act; (ii) has adequate means of providing for current needs; (iii) has no need for liquidity in this investment; and (iv) is able to bear the substantial economic risks of an investment in the Conversion Shares for an indefinite period, including the loss of the entire investment.

(ii) Payee recognizes that an investment in the Conversion Shares involves substantial risks, and payee has taken full cognizance of and understands all of the risk factors related to such investment in the Conversion Shares.

(iii) Payee has not received any general solicitation or general advertising concerning Entrade or the Conversion Shares, nor is Payee aware that any such solicitation or advertising was received by anyone else.

(iv) Payee has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Conversion Shares and has the capacity to protect his own interests in connection with the transaction. Payee further represents that he must bear the economic risk of such investment indefinitely unless the Conversion Shares are registered pursuant to the Securities Act or an exemption from registration is available. Payee also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Payee to transfer all or any portion of the Conversion Shares under the circumstances, in the amounts or at the time Payee might propose.

Exhibit B

(v) In addition to any legend imposed by applicable state securities laws or by any contract which continues in effect after the Conversion date, the certificates representing the Conversion Shares shall bear a restrictive legend (and stop transfer orders shall be placed against the transfer thereof with Entrade’s transfer agent), stating substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SHALL HAVE BEEN DELIVERED TO THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT, UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT).

Miscellaneous. Except as otherwise provided in this Note, Maker hereby waives notice of non-payment, notice of dishonor, and protest of any dishonor, and agrees that its liabilities shall be unconditional without regard to the liability of any other party and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof. Further, Maker consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker and without affecting its liability hereunder.

The holder hereof shall not by any act of omission or commission be deemed to waive any of its right or remedies hereunder unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The waiver of any event shall not be construed as a waiver of any other right or remedy, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is deemed to be invalid or unenforceable under such law, such provision shall be ineffective only to the extent of such invalidity or unenforceability without affecting the validity or enforceability of any other provision of this Note.

Maker (and the undersigned representative of Maker, if any) represents that Maker has full power and authority and legal right to execute and deliver this Note and this Note shall be binding on Maker and its respective successors and assigns.

Exhibit B

This Note shall be governed by and construed according to the internal laws of the State of Illinois without regard to principals of conflicts of law.

IN WITNESS WHEREOF, Maker has duly executed this Convertible Promissory Note as of the date first above written.

ENTRADE INC.

By:
President

Exhibit B

EXHIBIT B-1

ESCROW AGREEMENT

ESCROW AGREEMENT, made and entered into as of the              day of November 2005, among Joseph Kowal (hereinafter referred to as “Seller”), Entrade, Inc. (hereinafter referred to as “Entrade”), and Wells Fargo Bank, N.A. (hereinafter referred to as the “Escrow Agent”).

WHEREAS, Entrade has issued to Seller a Convertible Promissory Note No. 2 on November 22, 2005 (the “Entrade Note”), which Entrade Note is convertible into shares of common stock of Entrade upon the terms and subject to the conditions set forth or referred to in the Entrade Note; and

WHEREAS, Seller has agreed to place in escrow all of the shares issuable upon a conversion of the Entrade Note (“Conversion Shares”) to be released to Seller only in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Escrow Agent is willing to act as escrow agent on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller, Entrade and the Escrow Agent agree as follows:

1. Designation of Escrow Agent.

To the extent that the Entrade Note is converted into Conversion Shares, the Escrow Agent is hereby appointed escrow agent to hold and dispose of all of the Conversion Shares, if any, provided for herein, in accordance with the terms and conditions set forth in this Agreement, and the Escrow Agent accepts such designation and agrees to hold and dispose of such escrowed funds and escrow shares in accordance with the provisions of this Agreement. The Escrow Agent undertakes to perform such duties as are specifically set forth in this Agreement only and shall have no duty under any other agreement or document.

2. Procedure for Depositing Conversion Shares.

In the event the Entrade Note is converted into Conversion Shares in accordance with the terms of the Entrade Note, Entrade shall issue the shares in the name of the Seller and Entrade shall deliver the certificates representing all of such shares directly to the Escrow Agent. For purposes of this Agreement, all Conversion Shares delivered to Escrow Agent shall be referred to as the “Escrow Shares.”

Exhibit B-1

3. Escrow Disbursement Procedures.

(a) Seller and Entrade have agreed that the Escrow Shares will be released to Seller upon: (i) the achievement of certain performance targets related to the Business (as that term is defined in that certain Asset Purchase Agreement (the “Purchase Agreement”) dated of even date herewith, by and among Seller, Entrade and Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., both Nevada corporations doing business as Nationwide Auction Systems (“Nationwide”), and (ii) Seller’s uninterrupted and continuing compliance as of the date of any Release Notice with the terms and conditions of that certain Non-Competition Agreement between Seller and Nationwide of even date herewith. Those performance targets are attached hereto as Exhibit 1 and each is referred to as a “Performance Target”). Satisfaction of both of these conditions is referred to as a “Release Event.”

(b) Commencing on January 1, 2006 and continuing until October 31, 2007, Entrade shall, on a monthly basis, make a determination as to whether a Release Event has occurred. Within 5 days of making a determination that a Release Event has occurred, Entrade shall provide written notice to Seller and the Escrow Agent of the same, which notice shall be in the form of Attachment A-1 hereto, with blanks completed, (collectively referred to herein as a “Release Notice”). Upon receipt from Entrade of a Release Notice, the Escrow Agent shall within five business days deliver to Seller, at Seller’s offices address forth at Section 7, all of the Escrow Shares.

(c) If on the second anniversary date of this Agreement, the Escrow Agent is in possession of any Escrow Shares, all such Escrow Shares shall be returned to Entrade, at Entrade’s address set forth at Section 7.

(d) Upon distribution the last of the Escrow Shares pursuant to this Section 3, this Agreement and the escrow created hereunder shall terminate, excepting the provisions of Section 6.

4. Escrow Agent’s Disclaimers.

The obligations of the Escrow Agent under this Agreement are subject to the following terms and conditions:

(a) Except for this Agreement, the Escrow Agent is not a party to and is not bound by any other agreement between Seller and Entrade. The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement.

(b) The Escrow Agent acts hereunder as a depository only and is not responsible for or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any certificates, documents or other materials deposited with it. The Escrow Agent shall not be required to defend any legal proceeding which may be instituted against it with respect to the subject matter of this Agreement unless it is requested to do so by one of the parties and is indemnified by such requesting party to the Escrow Agent’s

Exhibit B-1

satisfaction against the cost and expenses including attorneys’ fees of such defense, unless arising from the Escrow Agent’s bad faith or willful misconduct. The Escrow Agent shall not be required to institute legal proceedings of any kind. The Escrow Agent shall not be required to perform any acts, which will violate any law or applicable rules of any governmental agency.

(c) The Escrow Agent shall not in any way be bound or affected by any notice of modification or cancellation of this Agreement unless in writing signed by Seller and Entrade, nor shall the Escrow Agent be bound by any modification hereof unless the same shall be reasonably satisfactory to it. The Escrow Agent shall be entitled to rely upon any notice, certification, demand or other writing delivered to it hereunder by Seller or Entrade without being required to determine the authenticity or the correctness or any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment.

(d) The Escrow Agent may consult counsel and act in reliance upon any signature reasonably believed by it to be genuine, and may assume that any person purporting to give any notice or receipt, or make any statements, in connection with the provisions hereof has been duly authorized to do so.

(e) The Escrow Agent may consult counsel and act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith, and neither it, its directors, officers or employees shall be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(f) Seller and Entrade, jointly and severally, covenant and agree to indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to legal fees and other costs and expenses of defending or preparing to defend against any claim or liability in the premises, unless such loss, liability or expense shall be caused by the Escrow Agent’s gross negligence, bad faith, or willful misconduct. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

5. Resignation of Escrow Agent.

The Escrow Agent may resign and be discharged of its duties as Escrow Agent hereunder upon thirty days’ written notice to Seller and Entrade. Such resignation shall take effect thirty days after the giving of such notice, or upon receipt by the Escrow Agent of an instrument of acceptance executed by a successor escrow agent and upon delivery by the Escrow Agent to such successor of the Escrow Account and the Escrow Shares.

6. Escrow Agent’s Fees and Expenses.

The Escrow Agent shall be entitled to its customary fees for its services. The Escrow Agent shall be entitled to reimbursement from the parties on demand for all expenses incurred in connection with the administration of this Agreement or the escrow created hereby, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder. As between themselves, Seller and Entrade agree to share equally the cost of Escrow Agents fees hereunder.

Exhibit B-1

7. Notice.

Any notice, direction, request, instruction, legal process or other instruments to be given or served hereunder by any party to another shall be in writing, shall be delivered personally or sent by certified mail or overnight courier, return receipt requested, to the respective party or parties at the following addresses, and shall be deemed to have been given when received.

If to Seller:	Joe Kowal
24 Valerio
Newport Beach, CA 92660

With a copy to:	Bart Greenberg
Manatt Phelps Phillips
695 Town Center Drive
Costa Mesa, CA 92626

If to Entrade:	Entrade Inc.
500 Central Avenue
Northfield, IL 60093
Attn: Ron Rosenfeld

If to the Escrow Agent	Wells Fargo Bank
Corporate Trust Services
707 Wilshire Blvd., 17th Floor
Los Angeles, CA 90017
Attention:
Telephone: (213) 614-3352
Facsimile: (213) 614-3355

Any party may change its address by written notice to each of the other parties.

8. Governing Law.

This agreement shall be governed by and interpreted in accordance with the laws of the State of California and shall be binding on the successors and assigns of the parties hereto.

9. Dispute Resolution.

It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Shares, or should any claim be made upon such Escrow Shares by a third party, the Escrow Agent upon receipt of written notice of such dispute or claim by the parties hereto or by a third party, is authorized and directed to retain in its

Exhibit B-1

possession without liability to anyone, all or any of said Escrow Shares until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a Court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Shares.

10. Consent to Jurisdiction and Service. Seller and Purchaser hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts in the State of California and of any Federal court located in said State in connection with any actions or proceedings brought against them or either of them by the Escrow Agent arising out of or relating to this Escrow Agreement. In any such action or proceeding, said parties hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made by certified or registered first-class mail directed to them or either of them at their respective addresses in accordance with Section 7 hereof.

11. Force Majeure. Neither Seller nor Entrade nor Escrow Agent shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication time failures, computer viruses, power failures, earthquakes or other disasters.

IN WITNESS WHEREOF, Seller, Purchaser and the Escrow Agent have executed this Agreement as of the date set forth in the first paragraph.

JOSEPH KOWAL

ENTRADE INC.

By:
Peter R. Harvey
Its:	President

WELLS FARGO BANK, N.A.

By:
Its:

Exhibit B-1

EXHIBIT 1

PERFORMANCE TARGETS FOR RELEASE OF CONVERSION SHARES

Entrade agrees that it will deliver a Release Notice to the Escrow Agent upon the achievement of the following performance targets, provided that such have been achieved on or before October 31, 2007.

For purposes of this schedule: (i) “Monthly Net Income of the Business” shall have the meaning ascribed to such term in that certain Asset Purchase Agreement (the “Purchase Agreement”) dated of even date herewith, by and among Joseph Kowal, Entrade, Inc., a Pennsylvania corporation, and Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., both Nevada corporations doing business as Nationwide Auction Systems (“Nationwide”); and (ii) “Non-Compete Agreement” shall have the meaning ascribed to such term in the Purchase Agreement.

If the Monthly Net Income of the Business:	And	Then Entrade will Deliver a Release Notice for
3 consecutive months* of average Monthly Net Income of not less than $375,000	Kowal is then in compliance with the Non-Compete Agreement and has been in uninterrupted compliance from November 22, 2005	250,000 Shares

*	includes any month before or after the month in which the Escrow Agreement is executed.

Exhibit B-1

ATTACHMENT B-1

FORM OF RELEASE NOTICE

To:

Wells Fargo Bank

Corporate Trust Services

707 Wilshire Blvd., 17th Floor

Los Angeles, CA 90017

Attention:

Pursuant to Section 3 of the Escrow Agreement by and among Joe Kowal, Entrade Inc. and you dated November 22, 2005, with respect to Convertible Promissory Note No. 2 dated November 22, 2005, you are hereby authorized and directed to release and distribute to Joseph Kowal, 250,000 of the Escrow Shares held by you as escrow agent under the referenced escrow agreement.

Date:

ENTRADE INC.,

By:
Peter Harvey
Its:	President

Exhibit B-1

EXHIBIT C

ENTRADE CONVERTIBLE PROMISSORY NOTE NO. 3

THE TIMELY SATISFACTION OF THE RELEASE CONDITIONS SET FORTH IN THE ESCROW AGREEMENT ATTACHED TO THIS NOTE AS EXHIBIT C-1 ARE A CONDITION PRECEDENT TO ANY AND ALL OF THE OBLIGATIONS OF MAKER UNDER THIS NOTE. IN THE EVENT THAT THE RELEASE CONDITIONS SET FORTH IN THE ESCROW AGREEMENT ATTACHED TO THIS NOTE AS EXHIBIT C-1 ARE NOT TIMELY SATISFIED AS SET FORTH THEREIN, THEN THIS NOTE SHALL BE OF NO FORCE OR EFFECT AND THIS NOTE SHALL BE DEEMED NULL AND VOID WITHOUT FURTHER ACTION OF MAKER.

$408,497.00

November 22, 2005

The undersigned (“Maker”), ENTRADE INC., a Pennsylvania corporation, for value received, and intending to be legally bound hereby, promises to pay to the order of Joe Kowal, (“Payee”), at 24 Valerio, Newport Beach, CA 92660, or at such other place or places as Payee may designate in writing, the principal sum of FOUR HUNDRED EIGHT THOUSAND FOUR HUNDRED NINETY-SEVEN AND 00/100 DOLLARS ($408,497.00), with interest accruing on such principal sum from and after November 1, 2005 at the rate of 4.04% per annum, with all principal and accrued and unpaid interest owed hereunder payable in full on October 31, 2006 (the “Maturity Date”).

Prepayment. This Note may be not prepaid by Maker; provided that Maker’s election of a Conversion (as defined below) shall not be deemed a prepayment in violation of this paragraph.

Events of Default. It is expressly agreed by Maker that time is of the essence hereof, and it shall be an “Event of Default” hereunder if:

(i) Maker shall fail to pay any amount of principal or interest due hereunder and such failure shall continue for seven (7) days after Payee notifies Maker thereof in writing;

(ii) Maker shall fail to perform or observe any other material term, covenant or agreement on its part to be performed or observed pursuant to this Note, or any other agreement executed by Maker or Buyer in connection therewith, and the failure of Maker or Buyer to cure such default within 30 days of written notice of such default by Payee to Maker;

(iii) Maker is or becomes insolvent or generally fails to pay, or admits in writing its inability to pay, debts as they become due, or Maker applies for, consents to or acquiesces in the appointment of a trustee, receiver or other custodian for Maker or any of its property, or makes a general assignment for the benefit of creditors, or, in the absence of such application, consent or

Exhibit C

acquiescence, a trustee, receiver or other custodian is appointed for Maker or for a substantial part of Maker’s property and is not discharged within ninety (90) days, or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law is commenced in respect of Maker, and if such case or proceeding is not commenced in respect of Maker, it is consented to or acquiesced in by Maker or remains for ninety (90) days undismissed, or Maker takes any action to authorize, or in the furtherance of, any of the foregoing;

(iv) Maker does not have, nor has it reserved, sufficient authorized capital stock under its charter to issue shares upon Conversion of this Note on or before October 31, 2006, or the last day of any calendar month thereafter through and including October 31, 2007; or

(v) A “Sale of the Business” shall have occurred. For purposes of this Note, a “Sale of the Business” shall mean the sale of substantially all of the assets of the Business (as that term is defined in that certain Asset Purchase Agreement dated of even date herewith, by and among Maker, Payee and Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., both Nevada corporations doing business as Nationwide Auction Systems (the “Purchase Agreement”), or if the Business is then being conducted in a separate legal entity, the sale of more than 50% of the outstanding capital stock of such entity.

Upon the occurrence and during the continuation of an Event of Default hereunder, Payee shall be entitled, by written notice to Maker, to declare this Note to be, and upon such declaration the entire unpaid principal balance hereunder, together with all accrued interest thereon, shall become immediately due and payable. In addition, Payee shall be entitled to exercise all rights of Payee hereunder and under applicable law, including the right to collect from Maker all sums due under this Note.

In addition to the other sums payable hereunder, Maker agrees to pay to the holder, within fifteen (15) days of demand, all reasonable attorneys’ fees and costs that may be incurred by the holder of this Note in enforcing any of the terms hereof after an Event of Default.

Conversion Into Common Stock. At any time while this Note is outstanding, and subject to the terms and conditions set forth below, either party may elect to convert (a “Conversion”) the entire principal balance of this Note, and all accrued and unpaid interest thereon, into shares of Maker’s common stock (the “Conversion Shares”).

If the Conversion occurs on or after the Maturity Date, the price at which at this Note will be converted into the Conversion Shares is $1.70 per share (the “Conversion Price”). If the Conversion occurs prior to the Maturity Date, then regardless of the Conversion Price then in effect, this Note shall be convertible into 250,000 Conversion Shares.

Payee acknowledges that as of the date of this Note the Maker does not have sufficient capital stock under its charter to issue the Conversion Shares upon Conversion of this Note. Neither Maker nor Payee may elect a Conversion unless at the time of such election the Maker has sufficient authorized capital stock to issue all of the Conversion Shares.

Exhibit C

Notwithstanding anything to the contrary herein, the Maker agrees to take such corporate or other action as may be necessary to permit the issuance of the Conversion Shares on or before October 31, 2006. In the event that Maker is unable to issue the Conversion Shares on or before the October 31, 2006 (regardless of whether or not Payee has elected a Conversion), then the Conversion Price shall be reduced automatically by $0.17 per share (the “Conversion Price Reduction Amount”) for every month following October 31, 2006 that the Maker remains unable to issue the Conversion Shares, provided that, except as otherwise provided in the immediately following paragraph, in no event shall the Conversion Price be reduced below $0.85 per share.

If Maker shall (i) pay a dividend or make a distribution in shares of capital stock (whether shares of common stock or capital stock of any other class), (ii) effect a stock split or subdivide its outstanding common stock, (iii) effect a reverse stock split or combine the outstanding common stock into a smaller number of shares, or (iv) effect any other reclassification or recapitalization, the number and types of shares of capital stock into which this Note is convertible, the Conversion Price and the Conversion Price Reduction Amount in effect immediately prior thereto shall be adjusted so that upon the subsequent Conversion of this Note Payee shall be entitled to receive the number and type of shares of capital stock of Maker which Payee would have owned or have been entitled to receive after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event. An adjustment made pursuant to this paragraph shall become effective immediately after the record date for any event requiring such adjustment or shall become effective immediately after the effective date of such event if no record date is set. If Maker shall pay any cash dividends, dividends payable in property or, except as otherwise provided in the immediately foregoing sentence, other distributions of any kind made in respect of the Conversion Shares, the Conversion Price in effect immediately prior thereto shall be reduced by the fair market value of such dividends or distributions; provided that, at such time as the Conversion Price shall have been reduced to zero, at the option of Payee, this Note shall automatically be deemed to have been converted and the Conversion Shares subject thereto shall be deemed to have been issued to Payee in accordance with the terms of this Agreement, and the remaining portion of such dividends or distributions, if any, shall be distributed as soon as practicable to Payee.

As long as Payee’s conversion rights are in effect, upon such time, if ever, that Maker shall have sufficient authorized capital stock under its charter to issue the Conversion Shares, Maker shall promptly notify Payee of such event and shall immediately reserve and keep available out of its authorized but unissued common stock, for the purpose of effecting the Conversion, such number of its duly authorized shares of common stock as shall from time to time be sufficient to effect the Conversion. Maker covenants that all Conversion Shares which may be issued upon Conversion will upon issue be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. Maker’s filing of any report with the Securities and Exchange Commission, which sets forth that Maker has amended its charter documents to increase the number of shares it is authorized to issue, shall constitute sufficient notice to Payee of Maker’s notice obligations hereunder.

Exhibit C

All Conversion Shares, when issued, shall be delivered to the escrow agent identified in the escrow agreement attached hereto as Exhibit C-1 (the “Escrow Agreement”). Payee and Maker will deliver the Escrow Agreement to the escrow agent as soon as practicable after the execution of this Note to obtain the escrow agent’s review and approval of the Escrow Agreement, and upon obtaining such approval, the escrow agent, Payee and Maker shall execute and deliver the Escrow Agreement. The Conversion Shares shall be held subject to the terms and conditions of the Escrow Agreement.

Payee acknowledges that unless and until a Conversion is elected, Payee shall have no voting or other rights in respect of the Conversion Shares, except as expressly set forth herein.

Notice and Irrevocability. Notice of a Conversion by either party (a “Conversion Notice”) shall be made by delivering a written instrument to the other party. The Conversion Notice shall state that the exercising party is exercising its right to cause a Conversion, and shall be effective as of the date set forth on such Conversion Notice. Delivery may be made by US Mail, overnight courier, facsimile, or any other manner reasonably designed to reach the intended recipient. Any Conversion Notice, once delivered, shall be irrevocable.

The Conversion Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions from the registration requirements of Section 5 of the Securities Act set forth in Section 4(2) thereof. Payee represents, warrants and covenants as set forth below and such representations and warranties shall be true and correct as of the Conversion date:

(i) Payee is an “Accredited Investor” as that term is defined in Regulation D under the Securities Act; (ii) has adequate means of providing for current needs; (iii) has no need for liquidity in this investment; and (iv) is able to bear the substantial economic risks of an investment in the Conversion Shares for an indefinite period, including the loss of the entire investment.

(ii) Payee recognizes that an investment in the Conversion Shares involves substantial risks, and payee has taken full cognizance of and understands all of the risk factors related to such investment in the Conversion Shares.

(iii) Payee has not received any general solicitation or general advertising concerning Entrade or the Conversion Shares, nor is Payee aware that any such solicitation or advertising was received by anyone else.

(iv) Payee has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Conversion Shares and has the capacity to protect his own interests in connection with the transaction. Payee further represents that he must bear the economic risk of such investment indefinitely unless the Conversion Shares are registered pursuant to the Securities Act or an exemption from registration is available. Payee also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Payee to transfer all or any portion of the Conversion Shares under the circumstances, in the amounts or at the time Payee might propose.

Exhibit C

(v) In addition to any legend imposed by applicable state securities laws or by any contract which continues in effect after the Conversion date, the certificates representing the Conversion Shares shall bear a restrictive legend (and stop transfer orders shall be placed against the transfer thereof with Entrade’s transfer agent), stating substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS THEY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE (AND, IN SUCH CASE, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SHALL HAVE BEEN DELIVERED TO THE COMPANY TO THE EFFECT THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS NOT REQUIRED TO BE REGISTERED UNDER THE SECURITIES ACT, UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT).

Miscellaneous. Except as otherwise provided in this Note, Maker hereby waives notice of non-payment, notice of dishonor, and protest of any dishonor, and agrees that its liabilities shall be unconditional without regard to the liability of any other party and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof. Further, Maker consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors or sureties may become parties hereto without notice to Maker and without affecting its liability hereunder.

The holder hereof shall not by any act of omission or commission be deemed to waive any of its right or remedies hereunder unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The waiver of any event shall not be construed as a waiver of any other right or remedy, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise thereof or of any other right or remedy.

Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is deemed to be invalid or unenforceable under such law, such provision shall be ineffective only to the extent of such invalidity or unenforceability without affecting the validity or enforceability of any other provision of this Note.

Maker (and the undersigned representative of Maker, if any) represents that Maker has full power and authority and legal right to execute and deliver this Note and this Note shall be binding on Maker and its respective successors and assigns.

Exhibit C

This Note shall be governed by and construed according to the internal laws of the State of Illinois without regard to principals of conflicts of law.

IN WITNESS WHEREOF, Maker has duly executed this Convertible Promissory Note as of the date first above written.

ENTRADE INC.

By:
President

Exhibit C

EXHIBIT C-1

ESCROW AGREEMENT

ESCROW AGREEMENT, made and entered into as of the              day of November 2005, among Joseph Kowal (hereinafter referred to as “Seller”), Entrade, Inc. (hereinafter referred to as “Entrade”), and Wells Fargo Bank, N.A. (hereinafter referred to as the “Escrow Agent”).

WHEREAS, Entrade has issued to Seller a Convertible Promissory Note No. 3 on November 22, 2005 (the “Entrade Note”), which Entrade Note is convertible into shares of common stock of Entrade upon the terms and subject to the conditions set forth or referred to in the Entrade Note; and

WHEREAS, Seller has agreed to place in escrow all of the shares issuable upon a conversion of the Entrade Note (“Conversion Shares”) to be released to Seller only in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Escrow Agent is willing to act as escrow agent on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller, Entrade and the Escrow Agent agree as follows:

1. Designation of Escrow Agent.

To the extent that the Entrade Note is converted into Conversion Shares, the Escrow Agent is hereby appointed escrow agent to hold and dispose of all of the Conversion Shares, if any, provided for herein, in accordance with the terms and conditions set forth in this Agreement, and the Escrow Agent accepts such designation and agrees to hold and dispose of such escrowed funds and escrow shares in accordance with the provisions of this Agreement. The Escrow Agent undertakes to perform such duties as are specifically set forth in this Agreement only and shall have no duty under any other agreement or document.

2. Procedure for Depositing Conversion Shares.

In the event the Entrade Note is converted into Conversion Shares in accordance with the terms of the Entrade Note, Entrade shall issue the shares in the name of the Seller and Entrade shall deliver the certificates representing all of such shares directly to the Escrow Agent. For purposes of this Agreement, all Conversion Shares delivered to Escrow Agent shall be referred to as the “Escrow Shares.”

Exhibit C-1

3. Escrow Disbursement Procedures.

(a) Seller and Entrade have agreed that the Escrow Shares will be released to Seller upon: (i) the achievement of certain performance targets related to the Business (as that term is defined in that certain Asset Purchase Agreement (the “Purchase Agreement”) dated of even date herewith, by and among Seller, Entrade and Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., both Nevada corporations doing business as Nationwide Auction Systems (“Nationwide”), and (ii) Seller’s uninterrupted and continuing compliance as of the date of any Release Notice with the terms and conditions of that certain Non-Competition Agreement between Seller and Nationwide of even date herewith. Those performance targets are attached hereto as Exhibit 1 and each is referred to as a “Performance Target”). Satisfaction of both of these conditions is referred to as a “Release Event.”

(b) Commencing on January 1, 2006 and continuing until October 31, 2007, Entrade shall, on a monthly basis, make a determination as to whether a Release Event has occurred. Within 5 days of making a determination that a Release Event has occurred, Entrade shall provide written notice to Seller and the Escrow Agent of the same, which notice shall be in the form of Attachment A-1 hereto, with blanks completed, (collectively referred to herein as a “Release Notice”). Upon receipt from Entrade of a Release Notice, the Escrow Agent shall within five business days deliver to Seller, at Seller’s offices address forth at Section 7, all of the Escrow Shares.

(c) If on the second anniversary date of this Agreement, the Escrow Agent is in possession of any Escrow Shares, all such Escrow Shares shall be returned to Entrade, at Entrade’s address set forth at Section 7.

(d) Upon distribution the last of the Escrow Shares pursuant to this Section 3, this Agreement and the escrow created hereunder shall terminate, excepting the provisions of Section 6.

5. Escrow Agent’s Disclaimers.

The obligations of the Escrow Agent under this Agreement are subject to the following terms and conditions:

(a) Except for this Agreement, the Escrow Agent is not a party to and is not bound by any other agreement between Seller and Entrade. The duties and obligations of the Escrow Agent shall be determined solely by the express provisions of this Agreement and the Escrow Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement.

(b) The Escrow Agent acts hereunder as a depository only and is not responsible for or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any certificates, documents or other materials deposited with it. The Escrow Agent shall not be required to defend any legal proceeding which may be instituted against it with respect to the subject matter of this Agreement unless it is requested to do so by one of the parties and is indemnified by such requesting party to the Escrow Agent’s

Exhibit C-1

satisfaction against the cost and expenses including attorneys’ fees of such defense, unless arising from the Escrow Agent’s bad faith or willful misconduct. The Escrow Agent shall not be required to institute legal proceedings of any kind. The Escrow Agent shall not be required to perform any acts, which will violate any law or applicable rules of any governmental agency.

(c) The Escrow Agent shall not in any way be bound or affected by any notice of modification or cancellation of this Agreement unless in writing signed by Seller and Entrade, nor shall the Escrow Agent be bound by any modification hereof unless the same shall be reasonably satisfactory to it. The Escrow Agent shall be entitled to rely upon any notice, certification, demand or other writing delivered to it hereunder by Seller or Entrade without being required to determine the authenticity or the correctness or any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgment.

(d) The Escrow Agent may consult counsel and act in reliance upon any signature reasonably believed by it to be genuine, and may assume that any person purporting to give any notice or receipt, or make any statements, in connection with the provisions hereof has been duly authorized to do so.

(e) The Escrow Agent may consult counsel and act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith, and neither it, its directors, officers or employees shall be liable for any mistake of fact or error of judgment, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(f) Seller and Entrade, jointly and severally, covenant and agree to indemnify the Escrow Agent and hold it harmless without limitation from and against any loss, liability or expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to legal fees and other costs and expenses of defending or preparing to defend against any claim or liability in the premises, unless such loss, liability or expense shall be caused by the Escrow Agent’s gross negligence, bad faith, or willful misconduct. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damages.

5. Resignation of Escrow Agent.

The Escrow Agent may resign and be discharged of its duties as Escrow Agent hereunder upon thirty days’ written notice to Seller and Entrade. Such resignation shall take effect thirty days after the giving of such notice, or upon receipt by the Escrow Agent of an instrument of acceptance executed by a successor escrow agent and upon delivery by the Escrow Agent to such successor of the Escrow Account and the Escrow Shares.

6. Escrow Agent’s Fees and Expenses.

The Escrow Agent shall be entitled to its customary fees for its services. The Escrow Agent shall be entitled to reimbursement from the parties on demand for all expenses incurred in connection with the administration of this Agreement or the escrow created hereby, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder. As between themselves, Seller and Entrade agree to share equally the cost of Escrow Agents fees hereunder.

Exhibit C-1

7. Notice.

Any notice, direction, request, instruction, legal process or other instruments to be given or served hereunder by any party to another shall be in writing, shall be delivered personally or sent by certified mail or overnight courier, return receipt requested, to the respective party or parties at the following addresses, and shall be deemed to have been given when received.

If to Seller:	Joe Kowal
24 Valerio
Newport Beach, CA 92660

With a copy to:	Bart Greenberg
Manatt Phelps Phillips
695 Town Center Drive
Costa Mesa, CA 92626

If to Entrade:	Entrade Inc.
500 Central Avenue
Northfield, IL 60093
Attn: Ron Rosenfeld

If to the Escrow Agent	Wells Fargo Bank
Corporate Trust Services
707 Wilshire Blvd., 17th Floor
Los Angeles, CA 90017
Attention: ___________________
Telephone: (213) 614-3352
Facsimile: (213) 614-3355

Any party may change its address by written notice to each of the other parties.

8. Governing Law.

This agreement shall be governed by and interpreted in accordance with the laws of the State of California and shall be binding on the successors and assigns of the parties hereto.

9. Dispute Resolution.

It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Shares, or should any claim be made upon such Escrow Shares by a third party, the Escrow Agent upon receipt of written notice of such dispute or claim by the parties hereto or by a third party, is authorized and directed to retain in its

Exhibit C-1

possession without liability to anyone, all or any of said Escrow Shares until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a Court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Shares.

10. Consent to Jurisdiction and Service. Seller and Purchaser hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts in the State of California and of any Federal court located in said State in connection with any actions or proceedings brought against them or either of them by the Escrow Agent arising out of or relating to this Escrow Agreement. In any such action or proceeding, said parties hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made by certified or registered first-class mail directed to them or either of them at their respective addresses in accordance with Section 7 hereof.

11. Force Majeure. Neither Seller nor Entrade nor Escrow Agent shall be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication time failures, computer viruses, power failures, earthquakes or other disasters.

IN WITNESS WHEREOF, Seller, Purchaser and the Escrow Agent have executed this Agreement as of the date set forth in the first paragraph.

JOSEPH KOWAL

ENTRADE INC.

By:
Peter R. Harvey
Its:	President

WELLS FARGO BANK, N.A.

By:
Its:

Exhibit C-1

EXHIBIT 1

PERFORMANCE TARGETS FOR RELEASE OF CONVERSION SHARES

Entrade agrees that it will deliver a Release Notice to the Escrow Agent upon the achievement of the following performance targets, provided that such have been achieved on or before October 31, 2007.

For purposes of this schedule: (i) “Monthly Net Income of the Business” shall have the meaning ascribed to such term in that certain Asset Purchase Agreement (the “Purchase Agreement”) dated of even date herewith, by and among Joseph Kowal, Entrade, Inc., a Pennsylvania corporation, and Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., both Nevada corporations doing business as Nationwide Auction Systems (“Nationwide”); and (ii) “Non-Compete Agreement” shall have the meaning ascribed to such term in the Purchase Agreement.

If the Monthly Net Income of the Business:	And	Then Entrade will Deliver a Release Notice for
3 consecutive months* of average Monthly Net Income of not less than $500,000	Kowal is then in compliance with the Non-Compete Agreement and has been in uninterrupted compliance from November 22, 2005	250,000 Shares

*	includes any month before or after the month in which the Escrow Agreement is executed.

Exhibit C-1

ATTACHMENT C-1

FORM OF RELEASE NOTICE

To:

Wells Fargo Bank

Corporate Trust Services

707 Wilshire Blvd., 17th Floor

Los Angeles, CA 90017

Attention:

Pursuant to Section 3 of the Escrow Agreement by and among Joe Kowal, Entrade Inc and you dated November 22, 2005, with respect to Convertible Promissory Note No. 3 dated November 22, 2005, you are hereby authorized and directed to release and distribute to Joseph Kowal, 250,000 of the Escrow Shares held by you as escrow agent under the referenced escrow agreement.

Date:

ENTRADE INC.,

By:
Peter Harvey
Its:	President

Exhibit C-1

EXHIBIT D

BLANKET CONVEYANCE,

BILL OF SALE AND

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of November 22, 2005, but effective as of November 1, 2005 (the “Agreement”), is by Joe Kowal, an individual (the “Grantor”), in favor of Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., both Nevada corporations collectively doing business as Nationwide Auction Systems (collectively, the “Grantee”). Capitalized terms not defined herein shall have the same meaning assigned to them in the Purchase Agreement (defined below).

WHEREAS, Grantor, Grantee and Entrade, Inc., a Pennsylvania corporation, have entered into that certain Asset Purchase Agreement of even date herewith (the “Purchase Agreement”), pursuant to which Grantor will transfer, assign and convey the Purchased Assets of Grantor to Grantee on the terms and subject to the conditions provided in the Purchase Agreement; and

NOW, THEREFORE, for good and valuable consideration in hand paid by Grantee to Grantor, the receipt and sufficiency of which are hereby acknowledged and confessed by Grantor, Grantor does hereby BARGAIN, SELL, ASSIGN, CONVEY, TRANSFER, SET OVER, and DELIVER to Grantee, its successors and assigns, all of its right, title and interest to the Purchased Assets, as such term is defined in the Purchase Agreement, free and clear of all liens.

Grantor hereby agrees to perform, execute, and/or deliver or cause to be performed, executed, and/or delivered any and all such further acts and assurances as Grantee may reasonably require to perfect Grantee’s interest in the Purchased Assets.

In consideration of the conveyance of the Purchased Assets contained herein, Grantee, for the benefit of Grantor, his respective successors and assigns and the obligees thereunder, hereby expressly assumes and agrees to perform, pay and discharge from the effective date hereof forward, only the Assumed Liabilities (as such term is defined in the Purchase Agreement).

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE RULES OF CONFLICTS OF LAWS THEREOF.

[signature page to follow]

Exhibit D

IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed by its duly authorized officer, as of the day first written above.

GRANTOR:

Joe Kowal

GRANTEE:

PUBLIC LIQUIDATION SYSTEMS, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Corey P. Schlossmann, President

ASSET LIQUIDATION GROUP, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Corey P. Schlossmann, President

[This is a signature page to the Blanket Conveyance, Bill of Sale and

Assignment and Assumption Agreement.]

Exhibit D

EXHIBIT E

NON-COMPETE AGREEMENT FOR SELLER

THIS NON-COMPETE AGREEMENT FOR SELLER (this “Agreement”) is made as of November 22, 2005, but shall be effective as of November 1, 2005, between Joe Kowal, an individual (“Seller”), and Public Liquidation Systems, Inc. (“PLS”) and Asset Liquidation Group, Inc. (“ALG”), both Nevada corporations collectively doing business as Nationwide Auction Systems (“Buyer”).

RECITALS:

A. On even date herewith (the “Closing Date”), pursuant to an Asset Purchase Agreement entered into among Buyer, Entrade, Inc., a Pennsylvania corporation (“Entrade”) and Seller on the date hereof (the “Purchase Agreement”), Buyer is acquiring certain of the assets of the Seller’s business which is the purchase and sale of the principle vehicle inventory at the Buyer’s auction, to individual customers at on a retail basis or to wholesale customers (other dealers) and, financing, warranty and aftermarket sales related to these retail units, principal business or consigned auction units (the “Business”).

B. The assets acquired by Buyer from Seller include, but are not limited to, certain trademarks, tradenames, customer and vendor relationships, business processes and goodwill.

C. The execution and delivery of this Agreement is a condition precedent to the obligation of Buyer to close the transactions contemplated by the Purchase Agreement.

NOW, THEREFORE, to induce Buyer to consummate the transactions contemplated by the Purchase Agreement and in specific acknowledgment of Buyer’s legitimate business interests in the Purchased Assets (as such term is defined in the Purchase Agreement) and in consideration of the benefit to be derived by Seller from the payment by Entrade, Inc. of the purchase price to Seller under the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Non-Competition and Non-Solicitation. For a period commencing on the date of this Agreement and ending two (2) years thereafter Seller will not:

(a) Directly or indirectly own, manage, operate, control, be retained or employed by, provide financing or services to or participate in any “Competing Business.” For purposes of this Agreement, a “Competing Business” means any business that is in any manner involved in the purchase, consignment or auction sales of automotive vehicles, provided that nothing herein shall prohibit Seller from: (i) purchasing automotive vehicles from national scope auction companies or (ii) from selling automotive vehicles to persons or entities to whom he had not previously sold or contacted for purposes of selling any automotive vehicles on behalf of Buyer. Notwithstanding the foregoing, the ownership of securities of a public company engaged in any of the foregoing not in excess of one percent of any class of such securities shall not in and of itself be considered to be in competition with the Business.

Exhibit E

(b) Directly or indirectly persuade any Customer not to do business with Buyer or to reduce the amount of business done with Buyer. The term “Customer” refers to any person or entity with whom Seller had done business at any time during the 24 months preceding the Closing Date. In all cases, a Customer shall also include a known customer of a Customer when the Customer is a distributor or reseller.

(c) Directly or indirectly solicit, induce or influence any third party sales representative, supplier, lender, lessor or any other person which has a business relationship with Seller or which hereafter has a business relationship with Buyer, but subject to Section 1(a)(i) above, to discontinue, reduce the extent of, discourage the development of or otherwise harm such relationship with Buyer.

(d) Directly or indirectly persuade any person who was an employee of Seller immediately prior to the Closing Date who may hereafter enter into Buyer’s employ to leave Buyer’s employ.

(e) Directly or indirectly disparage the Buyer or the Business or any person, operation or entity associated with the Buyer or the Business.

2. Nondisclosure. Seller agrees that, except to the extent permitted in the Employment Letter attached as EXHIBIT G to the Purchase Agreement Seller will not disclose to any person or entity (other than Buyer) or use in direct or indirect competition with Buyer or for the benefit of Seller or others any trade secrets or confidential information relating to the business of Seller or any of its customers, including but not limited to customer lists, details of customer contracts, designs, trade secrets, software, processes, technical information, purchasing requirements and pricing policies, operational methods, information systems and accounting systems, and marketing plans or strategies, except to the extent that the disclosure of such information is required by any governmental authority or order of court and except to the extent that such information comes into the public domain through no action of Seller.

3. Injunctive Relief. Seller acknowledges and agrees that his breach of this Agreement would cause irreparable harm to Buyer and that Buyer shall be entitled, in addition to all other remedies available hereunder and available at law or in equity, to enjoin Seller from actions or activities in breach of this Agreement. The prevailing party in any action under this Agreement shall be entitled to recover from the other party all costs, including reasonable attorney’s fees, incurred by the prevailing party in such action.

4. Dispute Resolution. The parties agree that any action or proceeding to enforce or arising out of this Agreement shall be submitted to binding arbitration with the American Arbitration Association located in Los Angeles, California. The final decision of the arbitrator shall be enforceable by the courts of Los Angeles, California. This agreement shall be construed in accordance with the laws of California without regard to its choice of laws rules. Nothing contained in this Section 4 shall be construed to prevent the Buyer from asking a court of competent jurisdiction to enter appropriate equitable relief, including that pertaining to enforcement of Sections 1 and 2 of this Agreement. The Buyer shall have the right to seek such relief in connection with or apart from the parties’ rights under this clause to arbitrate all disputes.

Exhibit E

5. Severability. The provisions of this Agreement are intended to be separate and divisible. Seller acknowledges and agrees that the restrictive covenants contained herein are reasonable and valid in scope and in all other respects. If any court of competent jurisdiction or arbitrator determines that one or more provisions of this Agreement is invalid or unenforceable, in whole or in part, Seller consents and agrees that the same shall not be held to affect the validity or enforceability of any other provision. The scope of each provision shall be reduced to the maximum extent permitted by law to determine the validity of each such provision.

6. Waiver. Waiver by Buyer of any breach or failure to enforce any of the terms or conditions of this Agreement, at any time, shall not in any way affect, limit or waive Buyer’s rights thereafter to enforce and compel strict compliance with every term and condition hereof.

7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures transmitted by facsimile shall be considered authentic and legally binding.

8. Entire Understanding. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof. No modification of this Agreement shall be of any force or effect unless such modification is in writing and signed by the party to be bound thereby.

9. Benefit. This Agreement shall inure to the benefit of the parties and their respective heirs, successors and assigns.

10. No Affect of Purchase Agreement. No dispute over setoff rights or any other matter under the Purchase Agreement or the other agreements related thereto shall affect or in any way diminish the obligations of Seller hereunder.

[signature page to follow]

Exhibit E

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

SELLER:

Joe Kowal

Buyer:

PUBLIC LIQUIDATION SYSTEMS, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Corey P. Schlossmann, President

ASSET LIQUIDATION GROUP, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Corey P. Schlossmann, President

[This is a signature page to the Non-Compete Agreement For Seller.]

Exhibit E

EXHIBIT F

ASSIGNMENT OF INVENTION RIGHTS AND AGREEMENT

This Assignment of Invention Rights (“Agreement”), by and between Joe Kowal, an individual (“Assignor”), and Public Liquidation Systems, Inc. (“PLS”) and Asset Liquidation Group, Inc. (“ALG”), both Nevada corporations collectively doing business as Nationwide Auction Systems (collectively, “Assignee”), is made entered into as of November 22, 2005, but effective as of November 1, 2005.

A. On even date herewith (the “Closing Date”), pursuant to an Asset Purchase Agreement entered into among Assignor, Assignee and Entrade, Inc., a Pennsylvania corporation, on the date hereof (the “Purchase Agreement”), Assignee is acquiring certain of the assets of the Assignor’s Business (as defined in the Asset Purchase Agreement).

B. The execution and delivery of this Agreement is a condition precedent to the obligation of Assignee to close the transactions contemplated by the Purchase Agreement.

C. Assignor wishes to sell, transfer and assign all of his right, title and interest in and to the Invention to Assignee as more specifically set forth below.

NOW, THEREFORE, to induce Assignee to consummate the transactions contemplated by the Purchase Agreement and in specific acknowledgment of Assignee’s legitimate business interests in the Purchased Assets (as such term is defined in the Purchase Agreement) and in consideration of the benefit to be derived by Assignor from the payment by Assignee of the purchase price to Assignor under the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Assignor hereby sells, transfers and assigns to Assignee all of his rights, title and interest, however arising, in the Business, including intellectual property rights, whether registered or not.

2.	The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of California. This Agreement may be executed in counterparts, each of which when executed and taken together shall constitute an original and but one and the same Agreement.

[signature page to follow]

Exhibit F

In Witness Hereof, the parties sign and execute this Agreement on the date first above written.

ASSIGNOR:	ASSIGNEE:

Joe Kowal:	PUBLIC LIQUIDATION SYSTEMS, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Corey P. Schlossmann, President

ASSET LIQUIDATION GROUP, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Corey P. Schlossmann, President

Exhibit F

EXHIBIT G

EMPLOYMENT LETTER

500 Central Avenue

Northfield, Il 60093

Mr. Joe Kowal

24 Valerio

Newport Beach, CA 92660

Dear Joe:

This letter agreement (this “Agreement”) is intended to set forth the terms and conditions under which Entrade, Inc., a Pennsylvania corporation (“Entrade”) and its wholly-owned subsidiaries, Public Liquidation Systems, Inc. and Asset Liquidation Group, Inc., both Nevada corporations doing business as Nationwide Auction Systems (“Nationwide” and together with Entrade, the “Company”), is offering to employ you effective as of November 1, 2005. All capitalized terms used herein but which are not otherwise defined, shall have the meanings given to them in the Asset Purchase Agreement dated of even date herewith, by and among the Company and you.

Parties:	Entrade, Nationwide and you

Employment:	The Company hereby agrees to employ you.

Your position will be with Nationwide, reporting to a person designated from time to time by Nationwide’s Board of Directors.

Compensation:	During the term of this Agreement (the “Term”), your compensation will be a salary of $15,000 per month, payable on the first day of each month during the Term (the “Base Salary”).

Other Benefits:	You will be eligible to participate in all Nationwide employee benefit plans including group health, dental, 401(k) and other programs generally made available to Nationwide executive officers.

You will enjoy the use of a company vehicle, limited to one vehicle at a time, but otherwise consistent with your past use.

Exhibit G

Confidentiality and Proprietary Rights	You acknowledge and agree that, as part of your employment, you will be afforded access to confidential information of Company and that the disclosure of such information would have an adverse effect on Company’s business.

Except in connection with the performance of your duties hereunder, you shall not use for your own benefit or disclose or reveal to any unauthorized person, during or after the Term, any trade secret or other confidential information relating to the Company, including any customer lists, customer needs, price and performance information, processes, specifications, hardware, software, firmware, programs, devices, supply sources and characteristics, business opportunities, marketing, promotional, pricing and financing techniques, or other information relating to the business of the Company; provided, however, that such restriction on confidential information shall not apply to information which is (i) proven to be generally available in the industry, (ii) disclosed in published literature; or (iii) required to be disclosed by you by court order or other process of law, so long as you shall provide the Company with prior written notice of such requirement and with the opportunity to assist in opposing such court order or other process of law. You agree to return to the Company or destroy, promptly upon the request of the Board or any executive officer, any written and other physical embodiment of such confidential information. At any time after expiration of the Term, the Company may request, and you agree to deliver, a written certification that you have complied with the terms of this paragraph.

Except as otherwise provided in California Labor Code Section 2870, all rights, title and interest in and to any idea, invention, technique, modification, technology, process, improvement, (whether patentable or not), know-how, work, hardware, software, firmware, program, work of authorship (whether copyrightable or not), device, trade secret, trade name, trademark or service mark, which you (either solely or in connection with others) have or may conceive, create, develop, organize, prepare or produce during the Term and which relates in

Exhibit G

any way or is useful in any manner to the business then being conducted or proposed to be conducted by the Company, and any such item created after the Term that is based upon or uses confidential information, and all rights, title and interest in and to any patents, patent applications, copyright registrations and copyright applications resulting therefrom are works made for hire and shall be exclusively owned by the Company. If it is determined that any such item is not a work for hire, subject to California Labor Code Section 2870, you hereby assign to Company all of your right, title and interest, including all intellectual property rights, to or in such item. You agree to execute all instruments or documents, to provide evidence and testimony, and to otherwise assist the Company in establishing, enforcing and maintaining the foregoing rights, title and interest of the Company during and after the Term.

You hereby irrevocably constitute, authorize, empower and appoint the Company, or any of its officers, your true and lawful attorney (with full power of substitution and delegation) in your name, and in your place and stead, or in the Company’s name, to take and do such action, and to make, sign, execute, acknowledge and deliver any and all instruments or documents which the Company, from time to time, may deem desirable or necessary to vest in the Company, its successors and assigns, any of the rights, title or interest granted pursuant to clause (ii), above, for the use and benefit of the Company, its successors and assigns.

Exhibit G

Term and Termination:

The term of your employment shall commence as of November 1 2005 and end on December 31, 2006.

The parties agree to initiate discussions on any potential renewal or extension of this Agreement on or about October 1, 2006, with the goal of mutual decision on such matter on or about October 31, 2006. In the event that the parties do not reach a written agreement, signed by both parties, to extend this Agreement on or before October 31, 2006, then such failure to reach written agreement shall be deemed a decision by the parties not to renew or extend this Agreement, without any further action of the parties. Nothing herein shall be deemed an obligation on the part of either party to extend this Agreement beyond December 31, 2006.

If at any time during the Term, the Company should terminate your employment for any reason other than for Cause, or if you should terminate your employment as a result of a Constructive Termination, you will be entitled post-termination to continuation of: (i) your Base Salary, at its then current rate, through and until December 31, 2006, and (ii) the Participation Amount through and until October 31, 2006.

As used herein, a “Constructive Termination” shall mean any of the following: (A) The assignment to you of duties materially inconsistent with your position, duties or responsibilities with the Company as set forth in this Agreement; (B) any request or demand by the Company for you to perform, or aid others in performing, any illegal act; (C) any failure by the Company to comply with any material provision of this Agreement; or (D) any requirement that would require you to relocate your residence outside of the Orange County area, provided, however, that in the event of the occurrence of a breach under subparagraph (a) or (c) of this paragraph, only to the extent that the Company fails to cure such breach within 30 calendar days following written notice thereof specifying in reasonable detail the nature of such breach.

Exhibit G

Duties:

Your principal duties will be:

1.      Acquire vehicles to meet retail needs and maintain purchase volume to support demand, as such needs and demand are communicated by the Company to you.

2.      Attend weekly auctions to maintain knowledge of current Market opportunities and trends, consistent with your level of involvement prior to Closing.

3.      Develop and maintain a network of dealers to supply wholesale needs, as such needs are communicated by the Company to you.

4.      Work with Fleet Companies to purchase “end of term” vehicles.

5.      Wholesale aged vehicles or “mis-buys” as communicated by the Company to you.

6.      Maintain the relationship with suppliers to address missing titles and damaged vehicles, as such needs and demand are communicated by the Company to you.

7.      Participate in scheduled weekly Inventory Management meetings to gain and share insight on sales trends.

8.      Adhere to the Company guidelines and policies regarding employee conduct.

You agree that notwithstanding anything to the contrary in the foregoing, you will work no less than 40 hours per week.

Exhibit G

The Company understands and agrees that your performance of your duties will require you to have the requisite access to the Company’s operating system and daily reports in order to have relevant information by which to perform your duties.

Cause:

Your employment may be terminated at any time for Cause, which is hereby defined as (a) violation of any material term of your agreements with the Company, including but not limited to the Asset Purchase Agreement and Non-Compete Agreement, both of even date herewith, between you and the Company, (b) conduct, at any time, which has involved criminal activity, or misappropriation of any money or other assets or properties of the Company or its affiliates, including, without limitation, the taking of any “kick-backs” or similar consideration from the Company’s vendors or customers, (c) failure to follow directions of Nationwide’s Board of Directors or its designated representative that are consistent with your duties as described above, (d) the use of illegal drugs or substances in the work place, or (e) excessive tardiness, absenteeism, and/or poor work performance resulting from the abuse of alcohol; provided, however, that in the event of the occurrence of a breach under subparagraph (a), (c) or (e) of this paragraph, only to the extent that Employee fails to cure such breach within 30 calendar days following written notice thereof specifying in reasonable detail the nature of such breach.

If your employment is terminated for Cause, your right to receive your compensation (Base Salary plus Participation Amount shall cease as of the date of such termination; provided, however, that nothing in this paragraph will affect your right to any then accrued but unpaid Base Salary and Participation Amount.

Governing Law:	Our understandings shall be governed by the laws of the State of California.

Exhibit G

Binding Effect:	This Letter supercedes all prior negotiations and represents the entire agreement of the parties, and our signatures hereon will bind us hereto.

If the foregoing is acceptable to you, please sign and date and return a copy of this letter to Entrade, Attention Ron Rosenfeld.

Very Truly Yours ENTRADE, INC.

By:
Peter R. Harvey, President

PUBLIC LIQUIDATION SYSTEMS, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Corey P. Schlossmann, President

ASSET LIQUIDATION GROUP, INC., a Nevada corporation doing business as Nationwide Auction Systems

By:
Corey P. Schlossmann, President

Accepted:

Joe Kowal

Exhibit G

EXHIBIT H

ALLOCATION OF PURCHASE PRICE

Exhibit H

EXHIBIT I

EXCESS MONTHLY NET INCOME OF THE BUSINESS

FOR JULY 2005 AND AUGUST 2005

	Vehicle Sales	Vehicle Cost	Gross Profit	Commissions	Advertising	Auction Fee/ Rent	Salaries	Other	Net Income
Month
July	2,189,310	1,863,405	325,905	45,811	24,976	45,250	41,629	19,534	148,705
August	2,774,644	2,331,340	443,304	44,611	30,825	62,000	31,406	16,901	257,562

Exhibit I